EATON VANCE FLOATING-RATE ADVANTAGE FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND
Supplement to Summary Prospectuses, Prospectus and
Statement of Additional Information dated March 1, 2024,
as may be supplemented and/or revised from time to time

Effective immediately, Ralph H. Hinckley, Jr. and Jake T. Lemle will continue to serve as portfolio managers of the Eaton Vance Floating-Rate Advantage Fund and the Eaton Vance Floating-Rate Fund and Ralph H. Hinckley, Jr., Jake T. Lemle, Kelley Gerrity and Stephen C. Concannon will continue to serve as portfolio managers of the Eaton Vance Floating-Rate & High Income Fund. All references to other portfolio managers of the Funds are removed from the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information.

January 30, 2025	48588-00 1.30.25